UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2021 (April 19, 2021)

DoubleVerify Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40349	82-2714562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Spring Street New York, New York	10013
(Address of principal executive offices)	(Zip Code)

(212) 631-2111

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	DV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 20, 2021, DoubleVerify Holdings, Inc. (the “Company”) priced the initial public offering (“IPO”) of its common stock, par value $0.001 per share (the “Common Stock”), at a public offering price of $27.00 per share, pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-254380) (the “Registration Statement”). On April 21, 2021, the underwriters exercised their option to purchase an additional 2,000,000 shares of Common Stock. On April 23, 2021, the Company’s sale of an aggregate of 15,333,335 shares of Common Stock was completed.

In connection with the IPO, the Company also entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

•	a Registration Rights Agreement, dated as of April 19, 2021, by and among the Company, Providence VII U.S. Holdings L.P. and the other stockholders of the Company listed on Schedule I thereto, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein;

•	a Stockholder’s Agreement, dated as of April 20, 2021, by and between the Company and Providence VII U.S. Holdings L.P., a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement as described therein.

Item 3.03.	Material Modifications to Rights of Security Holdings.

The description in Item 5.03 below of the second amended and restated certificate of incorporation of the Company (the “Certificate of Incorporation”) and the amended and restated bylaws of the Company (the “Bylaws”) is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 23, 2021, in connection with the IPO, the Company amended and restated its existing amended and restated certificate of incorporation and the Certificate of Incorporation and the Bylaws became effective, as previously reported in the Registration Statement. The descriptions and forms of the Certificate of Incorporation and Bylaws are substantially the same as the descriptions and forms set forth in and filed as exhibits to the Registration Statement.

A copy of the Certificate of Incorporation is filed as Exhibit 3.1 hereto and incorporated by reference herein, and a copy of the Bylaws is filed as Exhibit 3.2 hereto and incorporated by reference herein.

Item 8.01.	Other Events.

On April 23, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description
3.1	Second Amended and Restated Certificate of Incorporation of DoubleVerify Holdings, Inc.
3.2	Amended and Restated Bylaws of DoubleVerify Holdings, Inc.
10.1	Registration Rights Agreement, by and among DoubleVerify Holdings, Inc., Providence VII U.S. Holdings L.P. and the other stockholders of DoubleVerify Holdings, Inc. listed on Schedule I thereto, dated as of April 19, 2021.
10.2	Stockholder’s Agreement, by and between DoubleVerify Holdings, Inc. and Providence VII U.S. Holdings L.P., dated as of April 20, 2021.
99.1	Press Release dated April 23, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUBLEVERIFY HOLDINGS, INC.

	By:	/s/ Mark Zagorski
Name: Mark Zagorski
Title: Chief Executive Officer and Director
Date: April 26, 2021